Exhibit 10.45

CONTINUING GUARANTEE

THIS GUARANTEE is executed by the undersigned (hereinafter called “Guarantor”) in favor of Hana Financial, Inc. (hereinafter called “Hana”), with offices at 1000 Wilshire Blvd., Suite 2000, Los Angeles, CA 90017, with respect to the Indebtedness of Liquidmetal Technologies, Inc., a Delaware corporation whose address is 30452 Esperanza, Rancho Santa Margarita, CA 92688 (referred to herein as the “Client”).

1.             Continuing Guarantee.      For valuable consideration which is hereby acknowledged, Guarantor hereby unconditionally guarantees and promises to pay on demand to Hana, at the address indicated above, or at such other address as Hana may direct, in lawful money of the United States, and to perform for the benefit of Hana, when due, whether by acceleration or otherwise, all of the following: All loans, advances, indebtedness, liabilities, debit balances, covenants and duties and all other Indebtedness of whatever kind or nature at any time or from time to time owing by Client(s), whether individually or collectively, to Hana or any of Hana’s affiliates, whether fixed or contingent, known or unknown, liquidated or unliquidated, present or future, no matter how or when arising and whether under the Loan and Security Agreement executed by Hana and Client and made effective as of April 21, 2005 and any amendments executed thereto from time to time (the “Loan and Security Agreement”) or any other present or future agreement or otherwise, and including without limitation, all Indebtedness for purchases made by the Client from any other concern factored by Hana and any Promissory Note, Inventory Finance Agreement or a Factor Guarantee presently existing or to be prepared in the future (collectively, the “Indebtedness”).  In addition, the Guarantor agrees to fully indemnify Hana against any claim, harm, loss, damage, liability, costs or expense (including all costs, attorneys’ fees, accounting fees and investigation fees incurred in connection with any action, suit, claim or proceeding relating thereto) resulting from or in any way relating to any violation, non-performance or breach by Client of a Loan and Security Agreement, any said Promissory Note, Inventory Finance Agreement or a Factor Guarantee whether presently existing or to exist in the future, or any breach of or failure to perform any representation, promise, agreement or warranty of Client, or any wrongful acts, conduct or omission or fraud of Client.  As used herein, the term “Client” shall include any successor to the business and assets of Client, and shall also include Client in its capacity as a debtor or debtor in possession under the federal Bankruptcy Code, and any trustee, custodian or receiver for Client or any of their assets, should Client hereafter become the subject of any bankruptcy or insolvency proceeding, voluntary or involuntary; and all indebtedness, liabilities and Indebtedness incurred by any such entity shall be included in the Indebtedness guarantied hereby.  Guarantor hereby acknowledges and agrees that acceptance by Hana of this guaranty shall not constitute a commitment of any kind by Hana to permit Client to incur Indebtedness to Hana.  All sums due under this Guarantee shall bear interest from the date due until the date paid at the highest rate charged with respect to any of the Indebtedness. Notwithstanding any of the foregoing, the outstanding Indebtedness due and owing to Hana as of the date of this Guarantee is $593,848 (“Guarantor’s Obligation”) subject to applicable commission, fees and interest as described under the Loan and Security Agreement and said Guarantor’s Obligation to Hana under this Guarantee shall also be limited to the said amount. Hana further agrees to release this Guarantee upon its receipt of the Guarantor’s Obligation.  In addition, Hana shall not exercise its rights under this Guarantee and waives its rights as described under “Section 9. Events of Default” under the Loan and Security Agreement as long as Guarantor’s Obligation is received by Hana on or prior to March 31, 2009.  The timely payment of the Guarantor’s Obligation shall in effect cure the Events of Default relating to the non-payment of Client Obligations only under the Loan and Security Agreement occurring up to the time of such cure.

2.             Waivers.      Guarantor hereby waives:  (a) presentment for payment, notice of dishonor, demand, protest, and notice thereof as to any instrument, and all other notices and demands to which Guarantor might be entitled, including without limitation notice of all of the following: the acceptance hereof; the creation, existence, or acquisition of any Indebtedness; the amount of the Indebtedness from time to time outstanding; any foreclosure sale or other disposition of any property which secures any or all of the Indebtedness or which secures the

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obligations of any other guarantor of any or all of the Indebtedness; any adverse change in Client(s)’ financial position; any other fact that might increase Guarantor’s risk; any default, partial payment or non-payment of all or any part of the Indebtedness; the occurrence of any other Event of Default (as hereinafter defined); any and all agreements and arrangements between Hana and Client and any changes, modifications, or extensions thereof, and any revocation, modification or release of any guaranty of any or all of the Indebtedness by any person; (b) any right to require Hana to institute suit against, or to exhaust its rights and remedies against, Client or any other person, or to proceed against any property of any kind that secures all or any part of the Indebtedness, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with Hana or any indebtedness of Hana to Client, or to exercise any other right or power, or pursue any other remedy Hana may have; (c) any defense arising by reason of any disability or other defense of Client or any other guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of Client or any other guarantor or any endorser, co-maker or other person, with respect to all or any part of the Indebtedness, or by reason of any act or omission of Hana or others that directly or indirectly results in the discharge or release of Client or any other Guarantor or any other person or any Indebtedness or any security therefore, whether by operation of law or otherwise, (d) all rights of subrogation, reimbursement, and indemnity whatsoever, and all rights of recourse to or with respect to any assets or property of Client or any collateral or security for any or all of the Indebtedness; (e) any defense arising by reason of any failure of Hana to obtain, perfect, maintain or keep in force any security interest in, or lien or encumbrance upon, any property of Client or any other person, (f) any defense based upon failure of Hana to give Guarantor notice of any sale or other disposition of any property securing any or all of the Indebtedness, or any defects in any such notice that may be given, or failure of Hana to comply with any provision of applicable law in enforcing any security interest in or lien upon any property securing any or all of the Indebtedness including, but not limited to, any failure by Hana to dispose of any property securing any or all of the Indebtedness in a commercially reasonable manner; and (g) any defense based upon arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Client or any other guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Indebtedness (including without limitation any interest thereon), in or as a result of any such proceeding.  Until all of the Indebtedness has been paid, performed, and discharged in full, nothing shall discharge or satisfy the liability of Guarantor hereunder except the full performance and payment of all of the Indebtedness.  In the event any payment with respect to any or all of the Indebtedness by any person is repaid or returned by Hana because of any claim that such payment constituted a preferential transfer or fraudulent conveyance or for any other reason whatsoever, the liability of Guarantor hereunder shall not be discharged or reduced by reason of such payment and Guarantor shall be and remain fully liable therefore.  Hana shall have full authority in its sole discretion to compromise or settle any such claim, and any amounts received by Hana that are paid, repaid or returned as a part of such compromise or settlement shall not discharge or reduce the liability of Guarantor hereunder and Guarantor shall be and remain fully liable therefore.

3.             Consents.      Guarantor hereby consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Hana may, from time to time before or after revocation of this Guarantee, do any one or more of the following in Hana’s sole and absolute discretion: (a) accelerate, accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Indebtedness; (b) grant any other indulgence to Client or any other person in respect of any or all of the Indebtedness or any other matter; (c) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Indebtedness or any guaranty of any or all of the Indebtedness, or on which Hana at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefore in respect of any or all of such property; (d) substitute or add, or take any action or omit to take any action that results in the release of, any one or more endorsers or guarantor of all or part of the Indebtedness, including without limitation one or

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more parties to this Guarantee, regardless of any destruction or impairment of any right of contribution or other right of Guarantor; (e) amend, alter or change in any respect whatsoever any term or provision relating to any or all of the Indebtedness, including the rate of interest thereon, (f) apply any sums received from Client(s), any other guarantor, endorser, or cosigner, or from the disposition of any collateral or security, to any indebtedness whatsoever owing from such person or secured by such collateral or security, in such manner and order as Hana determines in its sole discretion, and regardless of whether such indebtedness is part of the Indebtedness, is secured, or is due and payable; (g) apply any sums received from Guarantor or from the disposition of any collateral or security securing the obligations of Guarantor, to any of the Indebtedness in such manner and order as Hana determines in its sole discretion, regardless of whether or not such Indebtedness is secured or is due and payable.  Guarantor consents and agrees that Hana shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Indebtedness.  Guarantor further consents and agrees that Hana shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Indebtedness.  Without limiting the generality of the foregoing, Hana shall have no obligation to monitor, verify audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Indebtedness.

4.             Acceleration.      Notwithstanding the terms of all or any part of the Indebtedness, the obligations of the Guarantor hereunder to pay and perform all of the Indebtedness shall, at the option of Hana, immediately become due and payable, without notice, and without regard to the expressed maturity of any of the Indebtedness, in the event: (a) any warranty, representation, statement, report, or certificate made or delivered to Hana by Client or Guarantor, or any of their respective officers, partners, employees, or agents, is incorrect, false, untrue, or misleading when given in any material respect; or (b) Client or Guarantor shall fail to pay or perform when due all or any part of the Indebtedness; or (c) Guarantor shall fail to pay or perform when due any indebtedness or obligation of Guarantor to Hana, whether under this Guarantee or any other instrument, document, or agreement heretofore or hereafter entered into; or (d) any event shall occur which results in the acceleration of the maturity of any indebtedness of Client or Guarantor to others; or (e) Client or Guarantor shall fail promptly to perform or comply with any term or condition of any agreement with any third party which does or may result in a material adverse effect on the business of Client or Guarantor; or (f) there shall be made or exist any levy, assessment, attachment, seizure, lien, or encumbrance for any cause or reason whatsoever upon all or any part of the property of Client or Guarantor (unless discharged by payment, release or bond not more than twenty (20) days after such event has occurred); or (g) there shall occur the liquidation, dissolution, termination of existence, insolvency, or business failure of Client or Guarantor, or the appointment of a receiver, trustee or custodian for Client(s), Guarantor or all or any part of the property of either of them, or the assignment for the benefit of creditors by Client or Guarantor, or the commencement of any proceeding by or against Client or Guarantor under any reorganization, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or hereafter in effect; or (h) Client or Guarantor shall be deceased or declared incompetent by any court or a guardian or conserver shall be appointed for either of them or for the property of either of them; or (i) Client or Guarantor shall conceal, remove or permit to be concealed or removed nay part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall make any transfer of its property to or for the benefit of any creditor at a time when other creditors similarly situated have not been paid; or (j) Guarantor shall revoke this Guarantee.  All of the foregoing is hereinafter referred to as “Events of Default”.

5.             Exercise of Rights and Remedies.       Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Hana may, from time to time before or after revocation of this Guarantee, exercise any right or remedy it may have with respect to any or all of the Indebtedness or any property securing any or all of the Indebtedness or any guaranty therefore, including without limitation judicial foreclosure, non judicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property, and Guarantor expressly

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waives any defense based upon the exercise of any such right or remedy, notwithstanding the effect thereof upon any of Guarantor’s rights, including without limitation, any destruction of Guarantor’s right of subrogation against Client and any destruction of Guarantor’s right of contribution or other right against any other guarantor of any or all of the Indebtedness or against any other person, whether by operation of Sections 580d or 726 of the California Code of Civil Procedure, or any similar or comparable provisions of the laws of any other jurisdiction, or any other statutes or rules of law now or hereafter in effect, or otherwise.  Without limiting the generality of the foregoing, Guarantor understands and agrees that, in the event Hana in its sole discretion forecloses any trust deed now or hereafter securing any or all of the Indebtedness, by non judicial foreclosure, Guarantor will remain liable to Hana for any deficiency, even though Guarantor will lose his right of subrogation against Client(s), and even though Guarantor will be unable to recover from Client the amount of the deficiency for which Guarantor is liable, and even though Guarantor would have retained his right of subrogation against Client if Hana had foreclosed said trust deed by judicial foreclosure as opposed to non judicial foreclosure.

6.             Right to Attachment Remedy.      Guarantor agrees that, notwithstanding the existence of any property securing any or all of the Indebtedness, Hana shall have all of the rights of an unsecured creditor of Guarantor, including without limitation the right to obtain a temporary protective order and writ of attachment against Guarantor with respect to any sums due under this Guarantee. Guarantor further agrees that in the event any property secures the obligations of Guarantor under this Guarantee, to the extent that Hana, in its sole and absolute discretion, determines prior to the disposition of such property that the amount to be realized by Hana therefrom may be less than the indebtedness of Guarantor under this Guarantee, Hana shall have all the rights of an unsecured creditor against Guarantor, including without limitation the right of Hana, prior to the disposition of said property, to obtain a temporary protective order and writ of attachment against Guarantor.  Guarantor waives the benefit of Section 483.010(b) of the California Code of Civil procedure and of any and all other statutes and rules of law now or hereafter in effect requiring Hana to first resort to or exhaust all such collateral before seeking or obtaining any attachment remedy against Guarantor.  Hana shall have no liability to Guarantor as a result thereof, whether or not the actual deficiency realized by Hana is less than the anticipated deficiency on the basis, which Hana obtains a temporary protective order or writ of attachment.

7.             Subordination.      Any and all rights of Guarantor under any and all debts, liabilities and obligations owing from Client to Guarantor, including any security for and guaranties of any such obligations, whether now existing or hereafter arising, are hereby subordinated in right of payment to the prior payment in full of all of the Indebtedness.  No payment in respect of any such subordinated obligations shall at any time be made to or accepted by Guarantor if at any time such payment any Indebtedness is outstanding.  If any Event of Default has occurred, Client and any assignee, trustee in bankruptcy, receiver, or any other person having custody or control over any or all of Client(s)’ property are hereby authorized and directed to pay to Hana the entire balance of the Indebtedness before making any payments whatsoever to Guarantor, whether as a creditor, shareholder, or otherwise; and insofar as may be necessary for that purpose, Guarantor hereby assigns and transfers to Hana all rights to any and all debts, liabilities and obligations owing from Client to Guarantor, including any security for any guaranties of any such obligations, whether now existing or hereafter arising, including without limitation any payments, dividends or distributions out of the business or assets of Client(s).  Any amounts received by Guarantor in violation of the foregoing provisions shall be received and held in trust for the benefit of Hana and shall forthwith be paid over to Hana to be applied to the Indebtedness in such order and sequence as Hana shall in its sole discretion determine.  Guarantor hereby expressly waives any right to set-off or assert against Hana any counterclaim that Guarantor may have against Client(s).

8.             Revocation.      This is a continuing guaranty relating to all of the Indebtedness, including Indebtedness arising under successive transactions that from time to time continue the Indebtedness or renew it after it has been satisfied and shall continue in full force and effect until all Indebtedness has been fully performed to Hana’s satisfaction.  This Guarantee and all consents, waivers and other provision hereof shall continue in full

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force and effect as to any and all Indebtedness that is outstanding on the effective date of revocation and all extensions, renewals and modifications of said Indebtedness including without limitation amendments, extensions, renewals and modifications that are evidenced by new or additional instruments, documents or agreements executed after revocation.

9.            Independent Liability.      Guarantor hereby agrees that one or more successive or concurrent actions may be brought hereon against Guarantor, in the same action in which Client may be sued or in separate actions, as often as deemed advisable by Hana.  The liability of Guarantor hereunder is exclusive and independent of any other guaranty of any or all of the Indebtedness whether executed by Guarantor or by any other guarantor.  The liability of Guarantor hereunder shall not be affected, revoked, impaired, or reduced by any one or more of the following: (a) the fact that the Indebtedness exceeds the maximum amount of Guarantor’s liability, if any, specified herein or elsewhere (and no agreement specifying a maximum amount of Guarantor’s liability shall be enforceable unless set forth in a writing signed by Hana or set forth in this Guarantee); or (b) any direction as to the application of payment by Client or by any other party; or (c) any other continuing or restrictive guaranty or undertaking or any limitation on the liability of any other guarantor (whether under this Guarantee or under any other agreement); or (d) any payment on or reduction of any such other guaranty or undertaking; or (e) any revocation, amendment, modification or release of any such other guaranty or undertaking; or (f) any dissolution or termination of, or increase, decrease, or change in membership or stock ownership of Guarantor.  Guarantor hereby expressly represents that he was not induced to give this Guarantee by the fact that there are or may be other guarantors either under this Guarantee or otherwise, and Guarantor agrees that any release of any one or more of such other guarantors shall not release Guarantor from his obligations hereunder either in full or to any lesser extent.  If Guarantor is a married person, Guarantor hereby expressly agrees that recourse may be had against his or her separate property for all of his or her obligations hereunder.

10.          Remedies Cumulative; No Waiver.      Hana shall have the right to seek recourse against Guarantor to the full extent provided for herein or in any other instrument or agreement evidencing obligations of Guarantor to Hana.  No election in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Hana’s right to proceed in any other form of action or proceeding or against any other party.  The failure of Hana to enforce any of the provisions of this Guarantee at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same.  All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to Hana by law or under other instrument or agreement.

11.          Financial Condition of Client(s).      Guarantor is fully aware of the financial condition of Client and is executing and delivering this Guarantee at Clients’ request and based solely upon his own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement of Hana with respect thereto.  Guarantor represents and warrants that he is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Clients’ financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting Hana to furnish to him any information now or hereafter in Hana’s possession concerning the same or any other matter.  By executing this Guarantee, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing guaranty, which risks Guarantor acknowledges include without limitation the possibility that Client will incur additional Indebtedness for which Guarantor will be liable hereunder after Clients’ financial condition or ability to pay such Indebtedness has deteriorated and/or after bankruptcy or insolvency proceedings have been commenced by or against Client(s).

12.          Reports and Financial Statements of Guarantor.      Guarantor shall, at his sole cost and expense, at any time and from time to time, prepare or cause to be prepared, and provide to Hana upon Hana’s request: (a) such financial statements and reports concerning Guarantor for such periods of time as Hana may designate

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(which financial statements shall, if requested by Hana, be audited by certified public accountants acceptable to Hana); (b) any other information concerning Guarantor’s business, financial condition or affairs as Hana may request; and (c) copies of any and all foreign, federal, state and local tax returns and reports of or relating to Guarantor as Hana may from time to time request.  Guarantor hereby intentionally and knowingly waives any and all rights and privileged he may have not to divulge or deliver said tax returns, reports and other information that are requested by Hana hereunder or in any litigation in which Hana may be involved relating directly or indirectly to Client or to Guarantor.  Guarantor further agrees immediately to give written notice to Hana of any adverse change in Guarantor’s financial condition and of any condition or event that constitutes an Event of Default under this Guarantee.

13.          Representations and Warranties.      Guarantor hereby represents and warrants that: (a) it is in Guarantor’s direct interest to assist Client in procuring credit, because Client are an affiliate of Guarantor, furnishes goods or services to Guarantor, purchases or acquires goods or services from Guarantor, and/or otherwise has a direct or indirect corporate or business relationship with Guarantor; (b) this Guarantee has been duly and validly authorized, executed and delivered and constitutes the binding obligation of Guarantor, enforceable in accordance with its terms; and (c) the execution and delivery of this Guarantee does not violate or constitute a default under any order, judgment, decree, instrument or agreement to which Guarantor is a party or by which he or his property are affected or bound.

14.          Integration.      This Guarantee is the entire and only agreement between Guarantor and Hana with respect to the guaranty of the Indebtedness of Client by Guarantor, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby.

15.          Amendment.      The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Guarantor and a duly authorized officer of Hana.

16.          Costs.      Whether or not suit be instituted, Guarantor agrees to reimburse Hana on demand for all attorneys’ fees and all other costs and expenses incurred by Hana in enforcing this Guarantee, or arising out of or relating in any way to this Guarantee, or in enforcing any of the Indebtedness against Client, Guarantor, or any other person, or in connection with any property of any kind securing all or any part of the Indebtedness.  Without limiting the generality of the foregoing, and in addition thereto, Guarantor shall reimburse Hana on demand for all attorneys’ fees and costs Hana incurs in any way relating to Guarantor, Client or the Indebtedness, in order to: obtain legal advice; enforce or seek to enforce any of its rights; commence, intervene in, respond to, or defend any action or proceeding; file, prosecute or defend any claim or cause of action in any action or proceeding (including without limitation any probate claim, bankruptcy claim, third-party claim, secured creditor claim, reclamation complaint, and complaint for relief from any stay under the Bankruptcy Code or otherwise); protect, obtain possession of, sell, lease, dispose of or otherwise enforce any security interest in or lien on any property of any kind securing any or all of the Indebtedness; or represent Hana in any litigation with respect to Clients’ or Guarantor’s affairs.  In the event either Hana or Guarantor files any lawsuit against the other predicated on a breach of this Guarantee, the prevailing party in such action shall be entitled to recover its attorneys’ fees and costs of suit from the non-prevailing party.

17.          Successors and Assigns.      All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by Hana and its successors and assigns and shall be binding upon Guarantor and his heirs, executors, administrators, personal representatives, successors and assigns.  Neither the death of Guarantor nor notice thereof to Hana shall terminate this Guarantee as to his estate, and notwithstanding the death of Guarantor or notice thereof to Hana, this Guarantee shall continue in full force and effect with respect to all Indebtedness, including without limitation, Indebtedness incurred or created after the death of Guarantor and notice thereof to

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Hana.

18.          Notices.      Any notice that a party shall be required or shall desire to give to the other hereunder shall be given by personal delivery or by depositing the same in the United States mail, first class postage pre-paid, addressed to Hana at its addresses set forth in the heading of this Guarantee and to Guarantor at his address set forth next to his signature hereon, and such notices shall be deemed duly given on the date of personal delivery or three days after the date of mailing as aforesaid.  Hana and Guarantor may change their address for purposes of receiving notices hereunder by giving written notice thereof to the other party in accordance herewith.  Guarantor shall give Hana immediate written notice of any change in his address.

19.          Construction; Severability.      If more than one person has executed this Guarantee, the term “Guarantor” as used herein shall be deemed to refer to all and any one or more of such persons and their obligations hereunder shall be joint and several.  As used in this Guarantee, the term “property” is used in its most comprehensive sense and shall mean all property of every kind and nature whatsoever, including without limitation real property, personal property, mixed property, tangible property and intangible property.  If any provisions of this Guarantee or the application thereof to any party or circumstance are held invalid, void, inoperative or unenforceable, the remainder of this Guarantee and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Guarantee being severable in any such instance.

20.          Governing Law and Jurisdiction.      This instrument and all acts and transactions pursuant or relating hereto and all rights and obligations of the parties hereto be governed, construed, and interpreted in accordance with the internal laws of the State of California.  In order to induce Hana to accept this Guarantee, and as a material part of the consideration therefore: (i) Guarantor agrees that all actions or proceedings relating directly or indirectly hereto shall, at the option of Hana, be litigated in courts located within Los Angeles County, California; (ii) Guarantor consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) Guarantor waives any and all rights Guarantor may have to transfer or change venue of any such action or proceeding.

21.          Waiver of Jury Trial.      GUARANTOR INTENTIONALLY AND KNOWINGLY, FOLLOWING CONSULTATION WITH LEGAL COUNSEL, WAIVES HIS RIGHT TO TRIAL BY JURY IN ANY CLAIM, CAUSE OF ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS GUARANTY.  GUARANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO HANA TO ENTER INTO A BUSINESS RELATIONSHIP WITH CLIENTAND THAT HANA HAS RELIED AND WILL CONTINUE TO RELY ON THIS WAIVER.

IN WITNESS WHEREOF, the undersigned has executed this Guarantee on January 5, 2009.

GUARANTOR:

Name:	John Kang
Address:

SSN:		Signature:	/s/ John Kang

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